UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

NANO DIMENSION LTD.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EXPLANATORY NOTE

These definitive additional materials are being filed by Nano Dimension Ltd. (the “Company”) to provide the proxy card for the Company’s Extraordinary General Meeting of Shareholders to be held on July 31, 2026 (the “Meeting”) and the voting instruction form for the Meeting.

NANO DIMENSION LTD.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints, Robert Pons, Chairman of the Board of Directors and Mr. John Brenton, Chief Financial Officer, and each of them, as agents and proxies of the undersigned, with full power of substitution to each of them, to represent and to vote on behalf of the undersigned all the Ordinary Shares of Nano Dimension Ltd. (the “Company”) which the undersigned is entitled to vote at the Extraordinary General Meeting of Shareholders (the “Meeting”) to be held at 60 Tower Road, Waltham, MA 02541 (the “Company’s Registered Address”), on July 31, 2026, at 5:00 p.m., Israel time (10:00 a.m. EST), and at any adjournments or postponements thereof, upon the following matters, which are more fully described in the Notice of Extraordinary General Meeting of Shareholders and Proxy Statement relating to the Meeting.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made with respect to any matter, subject to applicable law and the rules of the Nasdaq Stock Market, the Ordinary Shares represented thereby will be voted “FOR” proposals No. 1 and 2, and “AGAINST” Proposals No. 3-6 as described in this Proxy Statement. Any and all proxies heretofore given by the undersigned are hereby revoked.

(Continued and to be signed on the reverse side)

NANO DIMENSTION LTD.

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

Date of Meeting: July 31, 2026

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE
MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To approve on a non-binding advisory basis a resolution regarding the continuation of the Company’s strategic alternatives review process including any related transaction approved by the Board.

☐	FOR	☐	AGAINST	☐	ABSTAIN

2. To approve the Proposing Shareholders’ proposal to amend Article 39 of the Articles.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3. To approve the Proposing Shareholders’ proposal to add a new Article 71 to the Articles.

☐	FOR	☐	AGAINST	☐	ABSTAIN

4. To approve the Proposing Shareholders’ proposal to add a new Article 72 to the Articles.

☐	FOR	☐	AGAINST	☐	ABSTAIN

5. To approve the Proposing Shareholders’ proposal to dismiss the following three (3) of the Company’s directors from office and to dismiss any new directors appointed after May 21, 2026:

5a. Robert Pons

☐	FOR	☐	AGAINST	☐	ABSTAIN

5b. Joshua Rosensweig

☐	FOR	☐	AGAINST	☐	ABSTAIN

5c. David Stehlin

☐	FOR	☐	AGAINST	☐	ABSTAIN

5d. Any and all new directors appointed by the Board of Directors of the Company on or following May 21, 2026

☐	FOR	☐	AGAINST	☐	ABSTAIN

6. Subject to the approval of Proposal No. 5, to approve the Proposing Shareholders’ proposal to elect the following three (3) new directors in three (3) of the resulting vacancies:

6a. Moshe Rozenbaum

☐	FOR	☐	AGAINST	☐	ABSTAIN

6b. Eliezer Eli Tarlow

☐	FOR	☐	AGAINST	☐	ABSTAIN

6c. Paul Fruchthandler

☐	FOR	☐	AGAINST	☐	ABSTAIN

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Meeting or any adjournment or postponement thereof.

NAME	SIGNATURE	DATE __, 2026

NAME	SIGNATURE	DATE __, 2026

Please sign exactly as your name appears on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved style IPCInstructions to The Bank of New York Mellon, as Depositary (Must be received prior to 7:00 P.M. Israel time (12:00 p.m. EST) on Tuesday, July 28, 2026) The undersigned registered owner of American Depositary Shares hereby requests and instructs The Bank of New York Mellon, as Depositary, to endeavor, in so far as practicable, to vote or cause to be voted the amount of Shares or other Deposited Securities represented by such Shares of Nano Dimension Ltd. registered in the name of the undersigned on the books of the Depositary For shareholders of record at the close of business on Tuesday, June 23, 2026 at the Extraordinary General Meeting of the Shareholders of Nano Dimension Ltd. to be held on Friday, July 31, 2026 or any postponement or adjournment thereof in respect of the resolutions specified on the reverse. https://investors.nano-di.com/2026-EGM-Proxy-Statement NOTE: Please direct the Depositary how to vote by completing the reverse side. This voting Instruction Card, when properly executed and returned, will be a request to the Depositary to vote or cause to be voted the shares or other Deposited Securities represented by your ADRs as directed herein. The Depositary shall not vote or attempt to exercise the right to vote that attaches to the shares or other Deposited Securities, other than in accordance with such instructions. NANO DIMENSION LTD. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Nano Dimension Ltd. Extraordinary General Meeting of Shareholders BNY: PO BOX 505006, Louisville, KY 40233-5006 Mail: • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided Have your ballot ready and please use one of the methods below for easy voting:Your vote matters! Your control numberHave the 12 digit control number located in the box above available when you access the website and follow the instructions. For Shareholders of record as of June 23, 2026 Friday, July 31, 2026 at 5:00 p.m., Israel time (10:00 a.m. EST) YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: 7:00 P.M. ISRAEL TIME (12:00 P.M. EST), TUESDAY, JULY 28, 2026

Nano Dimension Ltd. Extraordinary General Meeting of Shareholders

Please make your marks like this: ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1 AND 2
AGAINST ON PROPOSALS 3, 4, 5 AND 6

	PROPOSAL	YOUR VOTE FOR	AGAINST	ABSTAIN	BOARD OF DIRECTORS RECOMMENDS
	Proposal Presented by the Company's Board of Directors				
1.	To approve on a non-binding advisory basis a resolution regarding the continuation of the Company's strategic alternatives review process including any related transaction approved by the Board ("Proposal No. 1");	☐	☐	☐	**FOR**
	Proposals Presented by the Proposing Shareholders				
2.	To approve the Proposing Shareholders' proposal to amend Article 39 of the Articles ("Proposal No. 2");	☐	☐	☐	**FOR**
3.	To approve the Proposing Shareholders' proposal to add a new Article 71 to the Articles ("Proposal No. 3");	☐	☐	☐	**AGAINST**
4.	To approve the Proposing Shareholders' proposal to add a new Article 72 to the Articles ("Proposal No. 4");	☐	☐	☐	**AGAINST**
5.	To approve the Proposing Shareholders' proposal to dismiss the following three (3) of the Company's directors from office and to dismiss any new directors appointed after May 21, 2026 ("Proposal No. 5"):				
	5a. Robert Pons	☐	☐	☐	**AGAINST**
	5b. Joshua Rosensweig	☐	☐	☐	**AGAINST**
	5c. David Stehlin	☐	☐	☐	**AGAINST**
	5d. Any and all new directors appointed by the Board of Directors of the Company on or following May 21, 2026	☐	☐	☐	**AGAINST**
6.	Subject to the approval of Proposal No. 5, to approve the Proposing Shareholders' proposal to elect the following three (3) new directors in three (3) of the resulting vacancies ("Proposal No. 6"):				
	6a. Moshe Rozenbaum	☐	☐	☐	**AGAINST**
	6b. Eliezer Eli Tarlow	☐	☐	☐	**AGAINST**
	6c. Paul Fruchthandler	☐	☐	☐	**AGAINST**

Authorized Signatures - Must be completed for your instructions to be executed.
Please sign exactly as your name appears on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature (and Title if applicable) ____________ Date

Signature (if held jointly) ____________ Date